                                                                    Exhibit 4.28

                     Sixth Amendment to The Credit Agreement

          This Sixth Amendment dated as of June 13, 2003 (this "Sixth Amendment"), is entered into among Exide Technologies, a Delaware corporation (the "Company"); Exide Delaware LLC, a Delaware limited liability company ("Exide LLC"); Exide Illinois, Inc., a Pennsylvania corporation ("Exide Illinois"); RBD Liquidation, LLC, a Delaware limited liability company ("RBD"; together with the Company, Exide LLC and Exide Illinois, the "Borrowers"); GNB Battery Technologies Japan, Inc., a Delaware corporation ("GNB"; and together with the Borrowers, the "Domestic Guarantors"); the Lenders party hereto; and Citicorp USA, Inc. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and amends that certain Secured Super-Priority Debtor in Possession Credit Agreement dated as of April 15, 2002 and amended by a First Amendment dated as of May 17, 2002, a Second Amendment dated as of June 10, 2002, a Third Amendment and Waiver dated as of December 18, 2002, a Fourth Amendment and Waiver dated as of March 31, 2003, and a Fifth Amendment and Waiver dated as of April 11, 2003 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the Domestic Guarantors, the Lenders, the Issuers, and CUSA as Administrative Agent and Collateral Monitoring Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended, all as more particularly set forth herein;

          WHEREAS, pursuant to Section 13.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to modify certain portions of the Credit Agreement;

          NOW, THEREFORE, in consideration of the above premises, the parties hereto agree as follows:

     Section 1. Sixth Amendment to the Credit Agreement. The Credit Agreement is, effective as of the Sixth Amendment Effective Date (as defined below), hereby amended as follows:

               (a) Article I of the Credit Agreement is amended by replacing clause (k) in the definition of "Eligible Domestic Receivables" with the following new clause (k):

               (k) the Account Debtor on such Account is a Governmental Authority, provided that such Account shall not be ineligible pursuant to this clause (k) (i) until August 31, 2003 and (ii) thereafter if (A) the respective Borrower has assigned its rights to payment of such Account to the Administrative Agent pursuant to
               (x) in the case of a federal Governmental Authority, the Assignment of Claims Act of 1940, as amended, (y) in the case of any other Governmental Authority, applicable law, and (B) such assignment under (x) or (y) herein, as the case may be, has been accepted and acknowledged by the appropriate governmental officers; or

               (b) Article I of the Credit Agreement is amended by replacing the definition of "Stage II Test Period" in its entirety with the following new definition:

               "Stage II Test Period" means the period commencing on April 1, 2003 and ending on the last day of the calendar month then last ended (in each case, taken as one accounting period).

               (c) Article I of the Credit Agreement is amended by adding the following new definition in the appropriate alphabetical order therein:

               "Sixth Amendment Effective Date" has the meaning set forth in the Sixth Amendment dated as of June 13, 2003 among the Borrowers, the Domestic Guarantors, the Lenders party thereto, and the Administrative Agent.

               (d) Article V of the Credit Agreement is amended by replacing subsections (b) and (d) of Section 5.1, respectively, with the following new subsections (b) and (d):

               (b) The Company and its Domestic Subsidiaries shall have, for any Stage II Test Period ending on the last day of a calendar month set forth below, cumulative EBITDAR of not less than the following:

               ------------------------------
                                    Minimum
                   Month            EBITDAR
               ------------------------------
               April 2003         ($6,800,000)
               ------------------------------
               May 2003           ($1,600,000)
               ------------------------------
               June 2003         $  4,000,000
               ------------------------------
               July 2003         $ 10,800,000
               ------------------------------
               August 2003       $ 20,100,000
               ------------------------------
               September 2003    $ 28,100,000
               ------------------------------
               October 2003      $ 38,200,000
               ------------------------------
               November 2003     $ 42,900,000
               ------------------------------
               December 2003     $ 52,100,000
               ------------------------------
               January 2004      $ 55,300,000
               ------------------------------
               February 2004     $ 59,300,000
               ------------------------------

               (d) The Company and its Subsidiaries shall have, for any Stage II Test Period ending on the last day of a calendar month set forth below, cumulative EBITDAR of not less than the following:

               ------------------------------
                                    Minimum
                   Month            EBITDAR
               ------------------------------
               April 2003         ($3,200,000)
               ------------------------------
               May 2003          $  9,600,000
               ------------------------------
               June 2003         $ 22,200,000
               ------------------------------
               July 2003         $ 36,400,000
               ------------------------------
               August 2003       $ 51,300,000
               ------------------------------
               September 2003    $ 72,100,000
               ------------------------------
               October 2003      $ 98,100,000
               ------------------------------
               November 2003     $118,100,000
               ------------------------------
               December 2003     $136,800,000
               ------------------------------
               January 2004      $152,300,000
               ------------------------------
               February 2004     $164,600,000
               ------------------------------

               (e) Section 5.2 of the Credit Agreement is deleted in its entirety and replaced with the following new Section 5.2:

               Section 5.2 Capital Expenditures

               (a) The Company and its Domestic Subsidiaries shall not make or incur, or permit to be made or incurred, Capital Expenditures during (i) the twelve-month period ending on March 31, 2004 to exceed $26,000,000 in the aggregate; and (ii) each fiscal quarter in the fiscal year ended March 31, 2004, to exceed $9,000,000 in the aggregate.

               (b) The Company and its Subsidiaries, on a consolidated basis, shall not make or incur, or permit to be made or incurred, Capital Expenditures during (i) the twelve-month period ending on March 31, 2004 to exceed $60,000,000 in the aggregate; and (ii) each fiscal quarter in the fiscal year ended March 31, 2004, to exceed $20,000,000 in the aggregate.

               (f) Section 5.3 of the Credit Agreement is deleted in its entirety and replaced with the following new Section 5.3:

               Section 5.3 Maximum Cash Restructuring Costs

               The Company and its Subsidiaries shall not make or incur, or permit to be made or incurred, cash Restructuring Costs during the twelve-month period ending on March 31, 2004 to exceed $67,000,000 in the aggregate; and (ii) each fiscal quarter in the fiscal year ended March 31, 2004, to exceed $22,000,000 in the aggregate.

               (g) Section 8.12 of the Credit Agreement is deleted in its entirety and replaced with the following new Section 8.12:

               Section 8.12 Accounts

               Such Borrower shall not, nor shall it permit any of its Subsidiaries to, permit the aggregate amount of cash or Cash Equivalents held in any deposit account, operating account and any other account (other than the Escrow Account, the Eligible Escrow Account, any Cash Collateral Account, any Blocked Account or any Approved Deposit Account) (a) in respect of the Borrowers and the Domestic Guarantors only, on the sixtieth day after the Closing Date and thereafter, to exceed $1,000,000 in the aggregate at any one time outstanding for all the Borrowers and the Domestic Guarantors, and (b) in respect of the Foreign Subsidiaries, commencing on July 1, 2003 to exceed $25,000,000 in accounts located outside the United States for any period of five
               (5) consecutive Business Days unless all Foreign Intercompany Loans have been paid in full.

     Section 2. Conditions Precedent to the Effectiveness of this Sixth
Amendment.

          This Sixth Amendment shall become effective as of the date hereof on the date (the "Sixth Amendment Effective Date") when the following conditions precedent have been satisfied:

               (i) Certain Documents. The Administrative Agent shall have received on or before the Sixth Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient quantity and, as applicable, originally executed for each of the Lenders:

                    (A) this Sixth Amendment executed by the Borrowers, the Domestic Guarantors, a sufficient number of Lenders to constitute the Requisite Lenders, and the Administrative Agent;

                    (B) a Fourth Amendment and Waiver to the Standstill Agreement, dated as of the date hereof, executed by the Standstill Parties signatory thereto, the Standstill Lenders and the Pre-Petition Agent; and

                    (C) such additional documentation as the Administrative Agent or, if appropriate, the Requisite Lenders may reasonably require.

               (ii) Representations and Warranties. Each of the representations and warranties made by the Borrowers or the other Loan Parties in or pursuant to the Credit Agreement, as amended by this Sixth Amendment, and the other Loan

     Documents to which the Borrowers or any of the other Loan Parties is a party or by which the Borrowers or any of the Loan Parties is bound, shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

               (iii) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Sixth Amendment shall be satisfactory in all respects, including without limitation, form and substance, to the Administrative Agent in its sole discretion.

               (iv) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Sixth Amendment Effective Date.

               (v) Payment of Costs, Fees and Expenses. All costs, fees and expenses due and owing under any Loan Documents or Fee Letters to the Administrative Agent and the Lenders shall have been paid in full and legal counsel, including all foreign legal counsel, to the Administrative Agent shall have been paid all outstanding fees and expenses due and owing in connection with the Credit Agreement, the other Loan Documents and this Sixth Amendment.

     Section 3. Representations and Warranties. Each Borrower and each Domestic Guarantor hereby represents and warrants to the Lenders that (a) as of the date hereof, and after giving effect to the amendments contained herein, no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Borrower and such Domestic Guarantor contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document are true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

     Section 4. Sixth Amendment Fee. On the Sixth Amendment Effective Date, the Company shall have paid, to each Requisite Lender that has executed and delivered this Sixth Amendment prior to 5 p.m. (New York time) on June 12, 2003 (collectively the "Signing Lenders"), an amendment fee equal to such Requisite Lender's pro rata share of $312,500 based on such Requisite Lender's outstanding Commitments as of the Sixth Amendment Effective Date divided by the outstanding Commitments of all Signing Lenders.

     Section 5. Reference to and Effect on the Loan Documents.

               (a) Upon the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended hereby, all of the terms of the Credit Agreement and all other Loan Documents, including any waivers granted and any covenants imposed, shall remain unchanged and in full force and effect.

               (c) The execution, delivery and effectiveness of this Sixth Amendment shall not operate as a waiver of any right, power or remedy under the Credit Agreement or any of the Loan Documents of any Lender, any Issuer, the Administrative Agent, the Collateral Monitoring Agent, or the Swing Loan Lender nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

     Section 6. Fees, Costs and Expenses. The Borrowers and the Domestic Guarantors agree to pay (i) on demand in accordance with the terms of Section
13.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Sixth Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and (ii) each Lender's fee referred to in Section 4 hereto.

     Section 7. Execution in Counterparts. This Sixth Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     Section 8. Affirmation of Guaranties. Each of the Domestic Guarantors hereby consents to the terms of this Sixth Amendment in its capacity as a guarantor under the Credit Agreement and agrees that the terms of this Sixth Amendment shall not affect in any way its obligations and liabilities under its Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

     Section 9. Governing Law. This Sixth Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, this Sixth Amendment has been duly executed on the date set forth above.

                                   EXIDE TECHNOLOGIES, A DEBTOR AND A DEBTOR IN
                                       POSSESSION
                                       as a Borrower and a Domestic Guarantor


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DELAWARE LLC, A DEBTOR AND A DEBTOR IN
                                       POSSESSION
                                       as a Borrower and a Domestic Guarantor


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EIXDE ILLINOIS, INC., A DEBTOR AND A
                                       DEBTOR IN POSSESSION
                                       as a Borrower and a Domestic Guarantor


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   RBD LIQUIDATION LLC, A DEBTOR AND
                                       A DEBTOR IN POSSESSION
                                       as a Borrower and a Domestic Guarantor


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB BATTERY TECHNOLOGIES
                                       JAPAN, INC., as a Domestic Guarantor


                                   By:
                                       -----------------------------------------
                                       Name:  Mitchell S. Bregman
                                       Title: President

                                   RBD LIQUIDATION, LLC, A DEBTOR AND
                                       A DEBTOR IN POSSESSION
                                       as a Borrower and a Domestic Guarantor


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB BATTERY TECHNOLOGIES
                                       JAPAN, INC., as a Domestic Guarantor


                                   By: /s/ Mitchell S. Bregman
                                       -----------------------------------------
                                       Name:  Mitchell S. Bregman
                                       Title: President

                                   Citicorp USA, Inc.,
                                       as Administrative Agent, Swing Loan
                                       Lender, Collateral Monitoring Agent,
                                       and a Lender


                                   By: /s/ Keith R. Gerding
                                       -----------------------------------------
                                       Name: Keith R. Gerding
                                       Title: Vice President


                                   Citibank, N.A.,
                                       as Issuer


                                   By: /s/ Keith R. Gerding
                                       -----------------------------------------
                                       Name: Keith R. Gerding
                                       Title: Vice President

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By: /s/ Roderick Jarrett
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Daniel A. Castigan
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By: /s/ Daniel A. Castigan
                                       -----------------------------------------
                                       Name:  Daniel A. Castigan
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Daniel A. Castigan
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By: /s/ John E. McDermott
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Daniel A. Castigan
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By: /s/ William E. Magee
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Daniel A. Castigan
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By: /s/ Frank P. Turner
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   SPCP GROUP LLC


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       -----------------------------------------
                                       Name:  John Makrinos
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.

                                   By: FIT GP, LLC, its General Partner


                                   By:
                                       -----------------------------------------
                                       Name:  Jeff Nikora
                                       Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.

                                   By  FIT II GP, LLC, its General Partner


                                   By:
                                       -----------------------------------------
                                       Name:  Jeff Nikora
                                       Title: Managing Member


                                   ENDURANCE CLO I, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Portfolio Manager


                                   By:
                                       -----------------------------------------
                                       Name:  Phillip C. Robbins
                                       Title: Director

                                   SPCP GROUP LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By: /s/ John Makrinos
                                       -----------------------------------------
                                       Name:  John Makrinos
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.

                                   By: FIT GP, LLC, its General Partner


                                   By:
                                       -----------------------------------------
                                       Name:  Jeff Nikora
                                       Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.

                                   By  FIT II GP, LLC, its General Partner


                                   By:
                                       -----------------------------------------
                                       Name:  Jeff Nikora
                                       Title: Managing Member


                                   ENDURANCE CLO I, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Portfolio Manager


                                   By:
                                       -----------------------------------------
                                       Name:  Phillip C. Robbins
                                       Title: Director

                                   SPCP GROUP LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       -----------------------------------------
                                       Name:  John Makrinos
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.


                                   By: FIT GP, LLC, its General Partner


                                       By: /s/ Jeff Nikora
                                           -------------------------------------
                                           Name:  Jeff Nikora
                                           Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.


                                   By  FIT II GP, LLC, its General Partner


                                       By: /s/ Jeff Nikora
                                           -------------------------------------
                                           Name:  Jeff Nikora
                                           Title: Managing Member


                                   ENDURANCE CLO I, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Portfolio Manager


                                       By:
                                           -------------------------------------
                                           Name:  Phillip C. Robbins
                                           Title: Director

                                   SPCP GROUP LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       -----------------------------------------
                                       Name:  John Makrinos
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.


                                   By: FIT GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:  Jeff Nikora
                                           Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.


                                   By  FIT II GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:  Jeff Nikora
                                           Title: Managing Member


                                   ENDURANCE CLO I, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Portfolio Manager


                                       By: /s/ Phillip C. Robbins
                                           -------------------------------------
                                           Name:  Phillip C. Robbins
                                           Title: Director

                                   ORYX CLO, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                       By: /s/ Phillip D. Robbins
                                           -------------------------------------
                                           Name:  Phillip D. Robbins
                                           Title: Director


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND


                                   By: Eaton Vance Management, as
                                       Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Scott H. Page
                                           Title: Vice President


                                   GRAYSON & CO


                                   By: Boston Management and Research
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Scott Ah. Page
                                           Title: Vice President


                                   SENIOR DEBT PORTFOLIO


                                   By: Boston Management and Research
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Scott H. Page
                                           Title: Vice President

                                   ORYX CLO, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                       By:
                                           -------------------------------------
                                       Name:  Phillip D. Robbins
                                       Title: Director


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND


                                   By: Eaton Vance Management, as
                                       Investment Advisor


                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  Scott H. Page
                                           Title: Vice President


                                   GRAYSON & CO


                                   By: Boston Management and Research
                                       as Investment Advisor


                                       By: /s/ Scott Ah. Page
                                           -------------------------------------
                                           Name:  Scott Ah. Page
                                           Title: Vice President


                                   SENIOR DEBT PORTFOLIO


                                   By: Boston Management and Research
                                       as Investment Advisor


                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  Scott H. Page
                                           Title: Vice President

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management
                                       as Investement Advisor


                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  Scott H. Page
                                           Title: Vice President


                                   US BANK NATIONAL ASSOCIATION


                                   By:
                                       -----------------------------------------
                                       Name:  Suzanne E. Griger
                                       Title: Senior Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                       -----------------------------------------
                                       Name:  John Livingston
                                       Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:
                                       -----------------------------------------
                                       Name:  William M. Ginn
                                       Title: General Manager

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Scott H. Page
                                           Title: Vice President


                                   US BANK NATIONAL ASSOCIATION


                                   By: /s/ Donald K. Mitchell
                                       -----------------------------------------
                                       Name:  Donald K. Mitchell
                                       Title: Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                       -----------------------------------------
                                   Name:  John Livingston
                                   Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:
                                       -----------------------------------------
                                   Name:  William M. Ginn
                                   Title: General Manager

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Scott H. Page
                                           Title: Vice President


                                   US BANK NATIONAL ASSOCIATION


                                   By:
                                       -----------------------------------------
                                       Name:  Suzanne E. Griger
                                       Title: Senior Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By: /s/ John Livingston
                                       -----------------------------------------
                                   Name:  John Livingston
                                   Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:
                                       -----------------------------------------
                                   Name:  William M. Ginn
                                   Title: General Manager

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Scott H. Page
                                           Title: Vice President


                                   US BANK NATIONAL ASSOCIATION


                                   By:
                                       -----------------------------------------
                                       Name:  Suzanne E. Griger
                                       Title: Senior Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                       -----------------------------------------
                                       Name:  John Livingston
                                       Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By: /s/ William M. Ginn
                                       -----------------------------------------
                                       Name:  William M. Ginn
                                       Title: General Manager

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management
                                       as Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Scott H. Page
                                           Title: Vice President


                                   US BANK NATIONAL ASSOCIATION


                                   By:
                                       -----------------------------------------
                                       Name:  Suzanne E. Griger
                                       Title: Senior Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                       -----------------------------------------
                                       Name:  John Livingston
                                       Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:
                                       -----------------------------------------
                                       Name:  William M. Ginn
                                       Title: General Manager


                                   THE FOOTHILL GROUP, INC.


                                   By: /s/ Jeff Nikora
                                       -----------------------------------------
                                       Name:  Jeff Nikora
                                       Title: EVP